Exhibit 10.4

ASSIGNMENT AND AMENDMENT
OF
AMENDED AND RESTATED
TOLEDO TRUCK UNLOADING & TERMINALING AGREEMENT
This Assignment and Amendment (this “Assignment”) is made and entered into to be effective as of December 12, 2014, by and between PBF Holding Company LLC, a Delaware limited liability company (the “Company”), PBF Logistics LP, a Delaware limited partnership (the “Operator”) (each referred to individually as a “Party” or collectively as the “Parties”), and Toledo Terminaling Company LLC, a Delaware limited liability company (“Toledo Terminaling”).
WHEREAS, the Operator owns and operates a truck unloading facility located in the Company’s subsidiary’s tank farm #2 in Toledo, Ohio (together with existing or future modifications or additions, the “Terminal”);
WHEREAS, the Parties previously entered into that certain Amended and Restated Toledo Truck Unloading & Terminaling Agreement, dated as of June 1, 2014 (the “Agreement”);
WHEREAS, as contemplated by that certain Contribution Agreement, dated as of December 2, 2014 (the “Contribution Agreement”), by and between PBF Energy Company LLC, a Delaware limited liability company (“PBF Energy”), and the Operator (a) the Terminal was conveyed to Toledo Terminaling and (b) all of the limited liability company membership interests in Toledo Terminaling were contributed to the Operator; and
WHEREAS, (a) the Operator desires to assign to Toledo Terminaling its rights and interest under the Agreement as amended by this Assignment and Toledo Terminaling desires to assume the obligations of the Operator thereunder and (b) the Company and Toledo Terminaling desire to amend Exhibit D of the Agreement.
NOW, THEREFORE, in consideration of the premises and the respective promises, conditions, terms and agreements contained herein and the Contribution Agreement, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties do hereby agree as follows:
Article 1Definitions. For purposes of this Assignment, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
Article 2    Assignment and Assumption. In accordance with Article 22 of the Agreement:
Section 2.1    Assignment and Assumption. Effective as of 12:00:01 a.m. (Eastern time) on the Effective Date, the Operator hereby contributes, transfers, assigns and delivers to Toledo Terminaling all of the Operator’s right, title and interest in and to the Agreement (as amended by this Assignment) and Toledo Terminaling hereby acquires and accepts from the Operator all of the Operator’s right, title and interest in and to the Agreement (as amended by this Assignment) and assumes all of the Operator’s obligations under the Agreement from and after the Effective Date.
Section 2.2    Consent. The Company hereby expressly consents to the assignment by the Operator to Toledo Terminaling of all of the Operator’s right, title and interest in and to the Agreement (as amended by this Assignment).
Article 3    Amendment.

Section 3.1    Amendment to Definitions. Effective as of the Effective Date, the term “Operator” shall mean “Toledo Terminaling Company LLC.”
Section 3.2    Amendment to Article 23. Effective as of the Effective Date, the reference to “PBF Logistics LP” in the second sentence of Article 23 shall be deleted and replaced in its entirety with “Toledo Terminaling Company LLC.”
Section 3.3    Amendment to Exhibit D. Effective as of the Effective Date, Exhibit D of the Agreement shall be deleted and replaced in its entirety with Exhibit D attached to this Assignment.
Article 4    General.
Section 4.1    Effect on the Agreement. This Assignment shall be deemed incorporated into the Agreement and shall be construed and interpreted as though fully set forth therein. Except as amended and modified hereby, the Agreement remains in full force and effect.
Section 4.2    Miscellaneous. Article 20, Article 24 and Article 27 of the Agreement shall apply mutatis mutandis to this Assignment.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first set forth above.

PBF HOLDING COMPANY LLC

By:	/s/ Jeffrey Dill
Name:	Jeffrey Dill
Title:	Secretary

PBF LOGISTICS LP
By: PBF LOGISTICS GP LLC, its general partner

By:	/s/ Matthew Lucey
Name:	Matthew Lucey
Title:	Executive Vice President

TOLEDO TERMINALING COMPANY LLC

By:	/s/ Jeffrey Dill
Name:	Jeffrey Dill
Title:	Secretary

SIGNATURE PAGE TO ASSIGNMENT AND AMENDMENT OF
THE AMENDED AND RESTATED TOLEDO TRUCK UNLOADING & TERMINALING AGREEMENT

Exhibit D
Designated Refinery Assets

•	69Kv electrical fee along Railroad ROW from Toledo Edison

EXHIBIT D

1